Exhibit 10.1

EXHIBIT A

Qnexa OB-305 TASK ORDER

MEDPACE Task Order Number: 06

MEDPACE Project Number: VOB305

[***]

*** Certain information on this page has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.